SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 14, 2003

BRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14306	94-1722214
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44 Montgomery Street, 36th Floor, San Francisco, CA 94104-4809

(Address of principal executive offices, including zip code)

415-445-6530

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
99.1	Press Release dated October 14, 2003.

Item 12:  Results of Operations and Financial Condition.

On October 14, 2003, we issued a press release, which sets forth our results of operations for the quarter and nine months ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2003	By:	/s/ Edward F. Lange, Jr.

Edward F. Lange, Jr. Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 14, 2003.

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